SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

November 11, 2010
Date of Report (Date of earliest event reported)

Schiff Nutrition International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 11, 2010, Schiff Nutrition International, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) in Salt Lake City, UT.  At the Annual Meeting, the stockholders elected ten individuals to the Board of Directors to serve until the Company’s 2011 annual meeting of stockholders or until their successors are duly elected and qualified.  Results were as follows:

Nominee	For	Withheld Authority

Eric Weider	154,499,936	2,666,875
George F. Lengvari	153,900,936	3,265,875
Bruce J. Wood	153,895,300	3,271,511
Ronald L. Corey	153,963,357	3,203,454
Matthew T. Hobart	156,790,333	376,478
Michael Hyatt	153,963,357	3,203,454
Eugene B. Jones	156,001,030	1,165,781
Roger H. Kimmel	153,900,921	3,265,890
Brian P. McDermott	153,963,357	3,203,454
William E. McGlashan, Jr.	156,790,333	376,478

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHIFF NUTRITION INTERNATIONAL, INC.

By:	/s/ Bruce J. Wood
Name: Bruce J. Wood
Title: President and Chief Executive Officer
Date: November 16, 2010